Exhibit 99.2



Our Pipeline

Project     Description    Probability     Indication         Status       Mkt
-------     -----------    -----------     ----------         -------      ---

AAII385      PLCM PPIs          M           Antiulcer                     $7.0B
AAII185       ProSorb           H          Acute Pain        Phase III     3.0
            Diclofenac
AAII442    Azathioprine         M             Lupus           Phase I      0.2
           Super Potent
AAII477        PLCM             L        Antidepressant       Pat.Pend.    6.7
AAII508      Osmotic            H       Allergic Rhinitis     Patented     3.5
            Fex/Pseudo
          Line Extension
AAII250      Flutamide          H           Prostate            FDA       $0.7B
                                             Cancer        Patent Issued
AAII541    Azathioprine         H      Immuno-suppressant      Filing      0.1
          Line Extensions
AAII475      Generic            M       Anti-hypertensive      Para IV     5.5

 AAII       Disulfuram          L          Antitumor        Pre-Clinical
           metal salts/
            complexes
 AAII     Isoxazole and         L         Treatment of      Pre-Clinical
             pyrazole                     inflammation
           derivatives



                                       6